EXHIBIT 10.21N

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EIGHTEENTH AMENDMENT

TO THE

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

THIS EIGHTEENTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below. CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement (CSG document #2296663) dated July 1, 2008 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date:

1.	The parties wish to extend the Agreement through January 31, 2013 (for purposes of this Amendment, “One Month Extension”) in order to finalize terms for a longer extension and therefore the first sentence of Section 1.2 entitled Term shall be deleted in its entirety and replaced with the following:

“Unless earlier terminated pursuant to Section 6.1, this Agreement shall commence on the Effective Date and remain in effect thereafter for an initial term expiring on January 31, 2013 (“Term”).”

2.	As a result of the parties agreeing to the One Month Extension, Section 9.2 entitled “No Consequential Damages/Limitation of Liability” shall be modified by adding the following at the end of the second paragraph thereof:

“CSG AND CUSTOMER AGREE FOR THE PERIOD OF JANUARY 1, 2013 THROUGH JANUARY 31, 2013, EXCEPT FOR DAMAGES OR LIABILITIES RELATED TO SECTIONS *** ************ ********** *** ******** ****** *** ******* *** ************* ********** OR ******* ** *****************, IN NO EVENT WILL THE AGGREGATE LIABILITY WHICH CSG, CUSTOMER, THEIR LICENSORS OR THEIR VENDORS INCUR FROM EVENTS OCCURING DURING JANUARY 1, 2013 TO JANUARY 31, 2013 EXCEED $************. FOR THE AVOIDANCE OF DOUBT, THE PARTIES AGREE THAT EVENTS GIVING RISE TO CLAIMS THAT OCCUR BEFORE THE ONE MONTH EXTENSION SHALL BE SUBJECT TO THE LIASBILITY CAP APPLICABLE TO THE YEAR IN WHICH SUCH EVENT OCCURRED.”

3.	As a further result of the parties agreeing to the One Month Extension, the parties agree that Section 9.3 shall be modified by adding the following at the end thereof:

“ (e) Notwithstanding anything contained herein to the contrary, during the period of January 1, 2013 through January 31, 2013, the aggregate liability CSG shall have for any ************ liability incurred from events occurring during the One Month Extension under Section 9.3 shall not exceed $**********. For the avoidance of doubt, the parties agree that events giving rise to such liability that occur before the One Month Extension shall be subject to the liability cap applicable to year in which such event occurred.”

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

4.	CSG and Customer agree that Section 5.4 entitled “Adjustment to Fees”, shall not be enforced during the One Month Extension, but reserve the right to apply an adjustment in any subsequent amendment to the Agreement. All other terms and conditions of the Agreement shall be given and remain in full force and effect.

SIGNATURE PAGE TO FOLLOW

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Jeur Abeln	By:	/s/ Randy Wiese
Name:	Jeur Abeln	Name:	Randy Wiese
Title:	VP, Procurement	Title:	CFP/EVP

Date: 12-21-2012		Date: 12/21/2012